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                                  UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

        Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

        Date of report (Date of earliest event reported) -- NOVEMBER 19, 1997
                                                            -----------------

                                   BYL BANCORP
                                   -----------
               (Exact name of registrant as specified in it charter)


      CALIFORNIA                    000-23257                   33-0755794
      ----------                    --------                    -----------
(Name or other jurisdiction        (Commission                 (IRS Employer
of incorporation)                  File Number)              Identification No.)



18206 IMPERIAL HIGHWAY, YORBA LINDA, CA                            92886
---------------------------------------                            -----
(Address of principal executive officer)                          (Zip Code)


(Registrants' telephone number, including area code) -- (714) 996-1800
                                                        --------------


                                        NA
                                        --
             (Former name or former address, if changed since last report.)




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ITEM 2. ACQUISITION OR DISPOSITION OF ASSETS

Following the receipt of all necessary regulatory and shareholder approvals, on November 19, 1997, Bank of Yorba Linda, Yorba Linda, California (the "Bank") completed the formation of its holding company to be known as BYL Bancorp (the "Company") in which the Bank became a wholly-owned subsidiary of the Company.

The Bank's shareholders had previously approved on October 29, 1997 the Plan of Reorganization and Merger Agreement, entered into on May 2, 1997 by and among the Bank, the Company and BYL Merger Corporation, providing for the acquisition of the Bank by the Holding Company by means of a merger of BYL Merger Corporation with and into the Bank. As a result of the completion of the merger, the Bank's shareholders are now entitled to receive one share of Company Common Stock in exchange for each share of Bank Common Stock. Consequently, the level and makeup of the shareholders of the Company is the same as the Bank that existed prior to the merger. As of November 19, 1997, there were 1,546,530 shares of Bank Common Stock to be exchanged into shares of Company Common Stock, and there was no dissenters rights or cash involved in the merger. As a result of the merger, the surviving entity will continue to be known as "Bank of Yorba Linda" and will continue the Bank's current business and operations as a California state-chartered bank in essentially the same manner as it was conducted prior to the merger.

Reference should be made to the Company's Registration Statement on Form S-4, filed September 5, 1997 and automatically declared effective on September 25, 1997 for additional information.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

The Company and BYL Merger Corporation were formed in April 1997 for the purpose of assisting the Board of Directors in forming a holding company for the Bank. The formation of the holding company for the Bank was completed on November 19, 1997. Audited financial statements for the newly-formed Company are not available for the year ended December 31, 1996. The Company intends to file audited financial statements with the Commission as of December 31, 1997 in the Company's Annual Report on Form 10-KSB. The Company has filed consolidated financial information in its initial Quarterly Report on Form 10-QSB as of September 30, 1997.

EXHIBITS.

   (1) Agreement and Plan of Reorganization (previously filed as part of Registration statement on Form S-4 dated September 5, 1997)

   (2)   Press Release of November 19, 1997

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                                   SIGNATURE

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             BYL BANCORP


Dated:  November 19, 1997                    By: /s/ Robert Ucciferri
                                                 ------------------------
                                                 Robert Ucciferri
                                                 President and
                                                 Chief Executive Officer


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